Intangible and other assets	12 Months Ended
Dec. 31, 2015
Intangible and other assets
Intangible and other assets

8 – Intangible and other assets

In millions	December 31,	2015	2014
Deferred and long-term receivables		$144	$141
Intangible assets		71	62
Investments (1)		69	58
Other (2)		36	37
Total intangible and other assets		$320	$298

(1)	As at December 31, 2015, the Company had $56 million ($47 million as at December 31, 2014) of investments accounted for under the equity method and $13 million ($11 million as at December 31, 2014) of investments accounted for under the cost method. See Note 17 - Financial instruments, for the fair value of Investments.
(2)	As a result of the retrospective adoption of a new accounting standard in the fourth quarter of 2015, debt issuance costs have been reclassified from assets to Long-term debt. See Note 2 - Recent accounting pronouncements for additional information.